SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  July 27, 1999
(Date of earliest event reported)

Commission File No. 333-71489

                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                           59-3170055
       Delaware                                            59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

10401 Deerwood Park Boulevard
Jacksonville, Florida                                         32256
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Address of principal executive offices                      (Zip Code)


                                 (904) 987-5000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) and Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K

Exhibit No.                             Description
-----------                             -----------
      (99)                              Computational  Materials and  Collateral
                                        Term Sheets  prepared by Banc of America
                                        Securities  LLC in connection  with EQCC
                                        Home    Equity    Loan   Asset    Backed
                                        Certificates, Series 1999-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EQCC RECEIVABLES CORPORATION

July 27, 1999


                                   By:    /s/ Lenore Hanapel
                                          --------------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President

                                   EQCC ASSET BACKED CORPORATION

July 27, 1999


                                   By:    /s/ Lenore Hanapel
                                          --------------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Computational Materials and                  E
                        Collateral Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection with
                        EQCC Home Equity Loan Asset Backed
                        Certificates, Series 1999-3